                                                                    Exhibit 24.1
                                                                    ------------

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and Officer of OMNOVA Solutions Inc. hereby constitutes and appoints James C. LeMay and Cynthia A. Slack, and each of them severally (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-8, and any amendments thereto, in connection with the OMNOVA Solutions Inc. Option Adjustment Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires November 30, 1999.


Dated:  September 27, 1999                  /s/ John B. Yasinsky
                                            --------------------
                                            John B. Yasinsky
                                            Director and Chief Executive Officer


                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and Officer of OMNOVA Solutions Inc. hereby constitutes and appoints James C. LeMay and Cynthia A. Slack, and each of them severally (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-8, and any amendments thereto, in connection with the OMNOVA Solutions Inc. Option Adjustment Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires November 30, 1999.


Dated:  September 27, 1999                  /s/ Michael E. Hicks
                                            --------------------
                                            Michael E. Hicks
                                            Director and Chief Financial Officer

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of OMNOVA Solutions Inc. hereby constitutes and appoints James C. LeMay and Cynthia A. Slack, and each of them severally (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-8, and any amendments thereto, in connection with the OMNOVA Solutions Inc. Option Adjustment Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires November 30, 1999.


Dated:  September 27, 1999                  /s/ Nathaniel J. Mass
                                            ---------------------
                                            Nathaniel J. Mass
                                            Director


                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of OMNOVA Solutions Inc. hereby constitutes and appoints James C. LeMay and Cynthia A. Slack, and each of them severally (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-8, and any amendments thereto, in connection with the OMNOVA Solutions Inc. Option Adjustment Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires November 30, 1999.


Dated:  September 27, 1999                  /s/ James C. LeMay
                                            ------------------
                                            James C. LeMay
                                            Director